SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 28,2003
                                                 ----------------


                     NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                0-10957           23-2215075
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(State or other jurisdiction    (Commission     (I.R.S. Employer
     of incorporation)          File Number)       Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA        19512
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(Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
                                                   --------------


                                       N/A
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         (Former name or former address, if changed since last report)



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


Item 9.  Regulation FD Disclosure.
---------------------------------

     On February 28, 2003, Wayne R. Weidner, Chairman, President and Chief Executive Officer of National Penn Bancshares, Inc. (the "Company"), and Gary L. Rhoads, Treasurer and Chief Financial Officer of the Company, each filed a certification with the Securities and Exchange Commission relating to the Annual Report on Form 10-K of the Company for the year ended December 31, 2002. These certifications were filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     The filed certifications were as follows:


                                  CERTIFICATION
                                  -------------

     Pursuant to 18 U.S.C. "1350, the undersigned officer of National Penn Bancshares, Inc. (the "Company") hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   February 28, 2003    /s/ Wayne R. Weidner
                           ------------------------------
                             Name: Wayne R. Weidner
                             Title: Chairman, President and
                                    Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. "1350 and is not being filed for any other purpose.


                                  CERTIFICATION
                                  -------------

     Pursuant to 18 U.S.C. "1350, the undersigned officer of National Penn Bancshares, Inc. (the "Company") hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   February 28, 2003    /s/ Gary L. Rhoads
                           ------------------------------
                              Name: Gary L. Rhoads
                              Title: Chief Financial Officer



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

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. "1350 and is not being filed for any other purpose.




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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NATIONAL PENN BANCSHARES, INC.


                                                 By    /s/Wayne R. Weidner
                                                   ---------------------------
                                                   Name:  Wayne R. Weidner
                                                   Title: Chairman, President
                                                              and CEO

Dated:  February 28, 2003



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